EXHIBIT 10.50

                              U-HAUL/ECHO AGREEMENT
                                    ADDENDUM

     THIS  ADDENDUM  ("Addendum")  is  hereby  incorporated into the U-HAUL/ECHO
AGREEMENT ("Agreement") made effective on December 12, 1996 by and between Electronic Clearing House, Inc. (ECHO) and U-Haul International (UHI).


EXHIBIT D, ARTICLE 3 - PROCESSING SERVICES IS HEREBY AMENDED AS FOLLOWS:
     DEALER TRANSACTION FEES PER MONTH

     1/97 through 6/98:
     7/98 through 12/99
     1/00 through 9/01:
     10/01 through 12/02:
     1/03 through 12/05:

EXHIBIT D, ARTICLE 5 - DATA DISTRIBUTION:

     Dealer and Tax Adds
     Dealer and Tax Changes
     Local Rate Changes



PARTS  OF  Agreement  NOT  REVISED  BY  THIS  Addendum  REMAIN  IN  FULL  FORCE.

     This Addendum is executed by or on behalf of the parties by duly authorized representatives as of October 01, 2001.

U-HAUL INTERNATIONAL (UHI)


By: _________________________
     Layton Baker, Vice President-
     Marketing

ELECTRONIC CLEARING HOUSE, INC. (ECHO)


By: _________________________
     Joel M. Barry, CEO and
     Chairman of the Board


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